Initial Public Offering	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Initial Public Offering
Note 3—Initial Public Offering
On March 11, 2021, the Company consummated its Initial Public Offering of 32,000,000 Public Shares, including the 4,000,000 Public Shares as a result of the underwriters’ full exercise of their over-allotment option, at an offering price of $10.00 per Public Share, generating gross proceeds of $320.0 million, and incurring offering costs of approximately $18.1 million, of which approximately $11.2 million was for deferred underwriting commissions. On April 22, 2021, the underwriters made a payment to the Company in an amount of $640,000 to reimburse certain of the expenses in connection with its Initial Public Offering.
Of the 32,000,000 Public Shares, an aggregate of 112,500 Public Shares was purchased by certain of the Company’s directors and officers (the “Affiliated Shares”).